SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

(Amendment No.     )

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[ ]	Preliminary Information Statement
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VALIC COMPANY II

(Name of Registrant as Specified In Charter)

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VALIC COMPANY II

INTERNATIONAL OPPORTUNITIES FUND

(formerly, International Small Cap Equity Fund)

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

September 14, 2012

Dear Participant:

We are writing to inform you of the recent change in a sub-adviser to the International Opportunities Fund (the “Fund”), a series of VALIC Company II (“VC II”). On April 30 – May 1, 2012, the Board of Trustees of VC II (the “Board”) approved the appointment of Massachusetts Financial Services Company (“MFS”) as a new co-sub-adviser of the International Opportunities Fund, replacing Invesco Advisors, Inc. (“Invesco”). In conjunction with the appointment of MFS as a sub-adviser to the Fund, the Board also approved the termination of Invesco as a co-sub-adviser of the Fund. UBS Global Asset Management (Americas) Inc. will continue to serve as a co-sub-adviser of the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund, MFS and the terms of the investment sub-advisory agreement with MFS, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kurt W. Bernlohr

President

VALIC Company II

VALIC COMPANY II

INTERNATIONAL OPPORTUNITIES FUND

(formerly, International Small Cap Equity Fund)

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

INFORMATION STATEMENT

Introduction

You have received this information statement because on June 30, 2012, you owned interests in the International Opportunities Fund (the “Fund”), a series of VALIC Company II (“VC II”), within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this information statement in lieu of a proxy statement. This information statement describes the decision by the Board of Trustees of VC II (the “Board”) to replace a sub-adviser of the Fund.

At a meeting held on April 30 – May 1, 2012, the Board, including a majority of the trustees who are not “interested persons” of the Fund or Massachusetts Financial Services Company (“MFS” or the “Sub-adviser”), as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the appointment of MFS as a new co-sub-adviser to the Fund and the termination of Invesco Advisors, Inc. (“Invesco”) as an existing co-sub-adviser of the Fund. The Board also approved a new Investment Sub-Advisory agreement, dated June 20, 2012, between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s adviser, and MFS to reflect that MFS will manage a portion of the assets of the Fund (the “Sub-Advisory Agreement”). MFS assumed sub-advisory responsibilities for the Fund on June 20, 2012. UBS Global Asset Management (Americas), Inc. (“UBS”) continues to serve as a co-sub-adviser of the Fund.

VC II has received an exemptive order from the United States Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Trustees, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a fund and its shareholders. As required by this exemptive order, a fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser.

This information statement is being provided to you to satisfy this requirement. This information statement is being posted at https://www.valic.com/Information-Statements_3240_442209.html on or about September 14, 2012, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on June 30, 2012 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Management of the Fund and the Investment Advisory Agreement

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC II, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 13-14, 2012. Under the Advisory Agreement, the

annual advisory fees payable to VALIC by the Fund for the fiscal year ended August 31, 2011 was 0.82% of average daily net assets or $5,124,373.

As investment adviser, VALIC oversees the day-to-day operations of the Fund and supervises the purchase and sale of the Fund’s investments. VALIC employs sub-advisers who make the investment decisions for the Fund although VALIC retains the responsibility for the overall management of the Fund. VALIC monitors the sub-advisers and compares the Fund’s performance with relevant market indices and other funds with comparable investment objectives and strategies. VALIC also monitors the sub-adviser’s compliance with the policies and procedures of the Fund and regularly provides reports to the Board describing the results of their evaluation and oversight functions. VALIC recommended MFS as a new co-sub-adviser to the Fund after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structures, investment processes, styles and long-term performance records.

The Sub-Advisory Agreements

As described above, effective June 20, 2012, MFS replaced Invesco as a sub-adviser of the Fund. Invesco’s sub-advisory agreement dated December 14, 2009, and related agreements with VALIC, as amended, were terminated effective June 20, 2012. UBS continues to serve as sub-adviser along with MFS. There were no changes in the Fund’s investment objective, principal investment strategies or principal risks as a result of the change of sub-adviser.

MFS serves as one of the sub-advisers to the Fund pursuant to the Sub-Advisory Agreement. As a sub-adviser, MFS manages the investment and reinvestment of a portion of the Fund’s assets subject to VALIC’s oversight. MFS may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Sub-Advisory Agreement shall continue in effect for an initial two year term beginning June 20, 2012. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The Sub-Advisory Agreement is substantially similar in all material respects to the previous Sub-Advisory Agreement with Invesco other than the name of the sub-adviser, the date and the term of the agreement, and the fees to be paid. The Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the new Sub-Advisory Agreement. The description of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached to this Information Statement as Exhibit A.

Sub-advisory Fees. For the fiscal year ended August 31, 2011, VALIC paid Invesco $1,610,759, which was equal to 0.26% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $1,950,695 of its advisory fee after payment of sub-advisory fees to each of the Fund’s sub-advisers. The sub-advisory fee rate payable to MFS is higher than the sub-advisory fee rate payable to Invesco based on the portion of the Fund’s assets managed by Invesco, which was $289.3 million as of February 29, 2012. If, for the fiscal year ended August 31, 2011, MFS had served as a sub-adviser to the Fund for the entire fiscal year it would have received $1,621,454 in sub-advisory fees, which is approximately $10,695, or 0.66% more than the fees actually paid to Invesco, and thus VALIC would have retained a lesser percentage of its advisory fees.

Factors Considered by the Board of Trustees

At an in-person meeting held on April 30 – May 1, 2012, the Board, including the Independent Trustees, approved the Sub-Advisory Agreement. As indicated above, MFS was appointed as a co-sub-adviser to the Fund, replacing Invesco as an existing co-sub-adviser. The Board also approved the termination of Invesco as a co-subadviser of the Fund.

The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of services to be provided by the Sub-Adviser; (2) the investment performance of the Fund compared to the investment performance of comparable funds in its Morningstar category (the “Performance Group”) and against the Fund’s benchmark (the “Benchmark”), and the investment performance of a comparable fund managed by the Sub-Adviser against the Fund’s Performance Group and Benchmark; (3) the Sub-Adviser’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Sub-advisory Expense Group/Universe”), as selected by Lipper, Inc., an independent third-party provider of investment company data; (4) the costs of the services and the benefits potentially to be derived by the Sub-Adviser; (5) whether the Fund would benefit from possible economies of scale by engaging the Sub-Adviser; (6) the profitability of the Sub-Adviser; and (7) the terms of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board also took into account presentations made at the meeting by members of management as well as a presentation made by representatives from the Sub-Adviser who responded to questions posed by the Board and management. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser. The Board noted that the Sub-Adviser would be responsible for managing the investment and reinvestment of a portion of the Fund’s assets, determining the securities to be purchased and sold for the Fund’s portfolio, maintaining books and records in compliance with the federal securities laws, and rendering regular reports to VALIC concerning the performance of the Fund. The Board also considered the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would be responsible for providing investment management services to the Fund. In addition, the Board noted that MFS currently co-sub-advises the VALIC Company I International Growth Fund and took into account management’s knowledge of MFS’ business, legal, operations, and compliance staff. The Board also took into account the financial condition of the Sub-Adviser.

The Board considered the investment strategy, investment style and investment process that would be implemented by the Sub-Adviser’s portfolio team in light of the Fund’s investment objective, policies and restrictions stated in the Fund’s prospectus and statement of additional information. The Board also considered that the management of the Fund by the Sub-Adviser would be subject to the oversight of VALIC and the Board.

The Board, including a majority of the Independent Trustees, concluded that the scope and quality of advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement would be satisfactory.

Investment Performance. The Board received and reviewed information regarding the Fund’s investment performance compared against the Benchmark and Performance Group as of the period ended February 29, 2012. The Board also noted that it regularly reviews detailed performance information about the Fund. The Board considered that the Fund underperformed its Performance Group and Benchmark for the 1-, 3- and 5- year periods ended February 29, 2012. The Board considered that management has closely monitored the Fund’s performance for the past three years and that the Fund’s performance has not improved as anticipated since Invesco became a co-sub-adviser on December 14, 2009.

The Board also considered the performance of the MFS International New Discovery Fund (“New Discovery”), which is a comparable fund advised by MFS. The Board noted that New Discovery outperformed the Performance Group and Benchmark for the 1-, 3- and 5- year periods ended February 29, 2012.

Sub-Advisory Fee Rate. The Board received and reviewed the Fund’s sub-advisory fee rate compared against the Sub-advisory Expense Group/Universe. The Board considered that VALIC negotiated the sub-advisory fee rate at arms-length and that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Fund. The Board considered that the sub-advisory fee rate payable to MFS contains breakpoints. The Board also considered expense information of a comparable fund managed by MFS.

The Board considered that the sub-advisory fee payable to MFS is higher than the sub-advisory fee payable to Invesco based on the Fund’s asset level as of March 31, 2012. The Board also considered that the sub-advisory fee rate payable to MFS is above the median of the Fund’s Sub-Advisory Expense Group/Universe. The Board also took into account management’s discussion of the Fund’s expenses, and noted that the Fund’s advisory fee rate, which is paid by the Fund, would remain the same.

The Board concluded that the sub-advisory fee payable to MFS is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Cost of Services, Benefits Derived, Profitability and Economies of Scale. The Board was provided information related to the cost of services and benefits derived in connection with the Sub-Advisory Agreement. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the sub-advisory fees and that any collateral benefits derived as a result of providing sub-advisory services to the Fund would be de minimis. Because sub-advisory fees are paid by VALIC and not by the Fund, the Board determined that the costs of the services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser from its relationship with the Fund was not a material factor in its deliberations with respect to consideration of approval of the Sub-Advisory Agreement. For similar reasons, the Board also concluded that the potential for economies of scale in the management of the Fund was not a material factor in approving the Sub-Advisory Agreement although the Board noted that the proposed sub-advisory fee schedule contained breakpoints.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement, including the duties and responsibilities undertaken by MFS. The Board also reviewed the terms of payment for services to be rendered by the MFS and noted that VALIC would compensate MFS out of the advisory fees it receives from the Fund. The Board noted that the Sub-Advisory Agreement provides that MFS will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreement and other terms contained therein. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and its deliberations, the Board, including a majority of the Independent Trustees, concluded that it was in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement with MFS.

Information about Massachusetts Financial Services Company

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS has a history of money management dating from 1924. Net assets under management of the MFS organization were approximately $283 billion as of July 31, 2012. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

MFS is not affiliated with VALIC. No officer or trustee of VC II is an officer, employee, director or shareholder of MFS. During the Fund’s fiscal year ended August 31, 2011, no officer or trustee of VC II owned securities in, or had any other direct or indirect material interest in MFS or its affiliates, or any direct or indirect material interest in any material transaction, or proposed material transaction with, MFS or its affiliates.

The following chart lists the principal executive officers and the directors of MFS and their principal occupations as of August 31, 2012. The business address of each officer and director with respect to their position with MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Name	Position with MFS and Principal Occupation
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors of MFS
Michael W. Roberge	Director, President, Chief Investment Officer and Director of Global Research of MFS
Thomas A. Bogart	Director of MFS; Executive Vice President, Business Development and General Counsel of Sun Life Financial, Inc.
Dean A. Connor	Director of MFS; President and Chief Executive Officer of Sun Life Financial, Inc.
Colm J. Freyne	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
David A. Antonelli	Vice Chairman of MFS
Carol W. Geremia	Executive Vice President of MFS
James A. Jessee	Executive Vice President of MFS
Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS
Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS
Timothy M. Fagan	Chief Compliance Officer of MFS

MFS provides investment advisory services to the fund listed below, which has investment strategies similar to that of the Fund.

Fund Name	Net Assets as of July 31, 2012 (millions)	Advisory Fee Rate (% of average daily net assets)
MFS International New Discovery Fund	$3,102.76	0.975% annually of the first $500 million; 0.925% annually of the next $4.5 billion; 0.850% annually in excess of $5 billion

Other Service Agreements

VC II has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management Corp. (“SAAMCo” or the “Administrator”) to provide certain accounting and administrative services to the Fund. VC II has entered into a Master Transfer Agency and Service Agreement (“Transfer Agent Agreement”) with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended August 31, 2011, pursuant to the Administrative Services Agreement, SAAMCo was paid $439,633 by the Fund. For the fiscal year ended August 31, 2011, pursuant to the Transfer Agent Agreement, the Fund paid VALIC $709.

In addition, VC II has entered into a Shareholder Services Agreement with VALIC (the “Service Agreement”) for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives an annual fee of 0.25% on average daily net assets of the Fund, which for the fiscal year ended August 31, 2011 was $1,570,116 from the Fund.

The continuation of the Administrative Services Agreement, Transfer Agent Agreement, and Shareholder Services Agreement was last approved by the Board at the meeting held August 13 – 14, 2012.

SAAMCo, the Fund’s administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. American General Distributors, Inc., the Fund’s principal underwriter is located at 2929 Allen Parkway, Houston, Texas 77019.

Brokerage Commissions

During the fiscal year ended August 31, 2011, the Fund paid no commissions to affiliated broker-dealers.

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

•	write to:

Nori Gabert, Secretary

VALIC Company II

2929 Allen Parkway

Houston, Texas 77019

•	call (800) 448-2542
•	access the Report through the Internet at www.valic.com

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company II, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were 42,261,871 shares of the Fund outstanding. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract, Plan or interests therein that accounts for more than 5% of the outstanding shares of the Fund. The trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of shares of beneficial interest of the Funds, as of the Record Date.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 20th day of June 2012, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and MASSACHUSETTS FINANCIAL SERVICES COMPANY, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II (“VC II”) pursuant to a written Investment Advisory Agreement between VALIC and VC II, a Delaware business trust. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Opportunities Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the VC II Board of Trustees without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (each, a “Covered Fund”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and approval of VALIC and the VC II Board of Trustees and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of a Covered Fund; (iii) the Declaration and Bylaws of VC II currently in effect (collectively, the “Charter Documents”); (iv) the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information; and (iv) any applicable procedures adopted by the VC II Board of Trustees and communicated to the SUB-ADVISER in writing, shall:

(a)	manage the investment and reinvestment of the assets of each Covered Fund, and conduct an investment evaluation for each Covered Fund, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC II Board of Trustees, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, subject to the SUB-ADVISER’s control, direction, and supervision, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

In selecting brokers or dealers to execute transactions on behalf of a Covered Fund, the SUB-ADVISER will attempt to obtain best execution. In seeking to obtain best execution for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the SUB-ADVISER is authorized to consider the “brokerage and research services” (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Covered Fund and/or other accounts over which the SUB-ADVISER or any of its affiliates exercise discretion (“Client Accounts”). As permitted by Section 28(e) of the 1934 Act, the SUB-ADVISER may cause a Covered Fund to pay a broker that provides such brokerage and research services an amount of disclosed commission for effecting a portfolio transaction for the Covered Fund in excess of the commission that another broker may have charged for effecting the same transaction, provided that the SUB-ADVISER determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the overall responsibilities of the SUB-ADVISER to the Covered Fund and any other Client Accounts. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC II Board of Trustees regarding the performance of services under this Agreement. Upon receiving written request from VALIC and/or VC II, the SUB-ADVISER will promptly make available to VALIC and VC II copies of all of the investment records and ledgers relating to a Covered Fund to assist VALIC and VC II in complying with regulations applicable to the Covered Fund’s securities transactions as required by the 1940 Act, the Advisers Act or any other applicable law. The SUB-ADVISER will furnish to the VC II Board of Trustees such periodic and special reports as VALIC and the VC II Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with the SUB-ADVISER’s investment advisory services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of a Covered Fund are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not hold money or investments on behalf of a Covered Fund. The money and investments will be held by the custodian of the Covered Fund (the “Custodian”). The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmations, trade tickets and/or other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund. The SUB-ADVISER is authorized and empowered to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for beneficial interests in VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement. VALIC authorizes and empowers the SUB-ADVISER to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of a Covered Fund and, as agent and attorney-in-fact, to execute for the Covered Fund standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

VALIC will vote all proxies relating to securities held by a Covered Fund. VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by a Covered Fund. VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for (i) directing the vote of any proxy; (ii) instructing the Custodian or any other party providing services to VC II to forward to the proxy voting service copies of any proxies and shareholder communications relating to securities held by a Covered Fund, or (iii) taking any action on behalf of a Covered Fund in connection with a class action lawsuit, settlement proceeding, or other legal proceeding (including, without limitation, bankruptcies) involving portfolio securities owned by the Covered Fund.

To the extent that a Covered Fund invests in the securities of an issuer that provides investors with an opportunity to tender their interests with respect to such securities, the SUB-ADVISER is authorized and empowered to determine whether a tender should be made with respect to the Covered Fund’s investment in such securities.

The SUB-ADVISER may aggregate sales or purchase orders placed or received for a Covered Fund with sales or purchase orders being made generally concurrently with any other Client Account, provided that in the SUB-ADVISER’s reasonable judgment, including its consideration of various factors (including the selling or purchase price, brokerage commission and other expenses), such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund and such other Client Accounts. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the SUB-ADVISER’s determination of whether such aggregation is fair and reasonable is subjective and based on the SUB-ADVISER’s determination that a Covered Fund may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or a Covered Fund other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. The SUB-ADVISER shall not be responsible for bearing any cost or expense of a Covered Fund, such as the cost of any brokerage commissions, taxes, Blue Sky qualification fees, outside auditing and legal expenses, custodial fees or other transaction-related fees incurred by or on behalf of a Covered Fund.

The SUB-ADVISER represents and warrants that in furnishing the services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of a Covered Fund or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of a Covered Fund, and will keep confidential any non-public information obtained directly as a result of its management of Covered Fund assets, and disclose such non-public information only if VALIC or the VC II Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable regulatory authorities or self-regulatory organization (including the SUB-ADVISER’s regulatory examiners) or valid order of a court or other tribunal of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.

VALIC will not disclose or use any records or information belonging to the SUB-ADVISER obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required in performance of its advisory services to the Covered Funds, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if the SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of the VALIC in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a sub- advisory fee based on each Covered Fund’s average daily net asset value, calculated as described in this Section 3 and in the fee schedule attached hereto as Schedule A. VALIC and the SUB-ADVISER may agree to amend Schedule A in writing from time to time, provided that any such amendment is made in conformity with the Charter Documents and applicable laws and regulations. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of such month.

If this Agreement is terminated before month-end, the foregoing compensation shall be prorated.

The payment of sub- advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and/or its affiliates now act, will continue to act and may act in the future as investment adviser or sub-adviser to one or more fiduciary and/or other managed accounts or investment companies. VALIC has no objection to the SUB-ADVISER and/or its affiliates so acting; provided that, whenever a Covered Fund and one or more other Client Accounts have available funds for investment, investments suitable and appropriate for each fund or account will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. VALIC recognizes that, in some cases, this procedure may adversely affect the price paid or received by a Covered Fund or limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER or in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER does not guarantee the future performance of a Covered Fund or any specific level of performance, the success of any investment decision or strategy that the SUB-ADVISER may use, or the success of the SUB-ADVISER’s overall management of the assets of a Covered Fund. Each of VALIC and VC II understand that each investment decision made for a Covered Fund by the SUB-ADVISER is subject to risk, including various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of a Covered Fund allocated to its management by VALIC, including by making investment decisions for the Covered Fund.

The SUB-ADVISER shall not be liable to any of VALIC, VC II, the Funds, or any shareholder in a Fund, and VALIC shall indemnify the SUB-ADVISER for any act or omission, and against any demand, claim, action, suit, or other proceeding, in connection with rendering services under this Agreement, or for any losses sustained in connection with matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER. Nothing in this Agreement shall constitute a waiver or limitation of any rights which VALIC may have under federal and state securities laws.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall seek to take prompt action so that the relevant Covered Fund complies with such Code diversification provisions, as directed by VALIC.

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser or sub- adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide VALIC with a copy of such code of ethics.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV and, after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers, and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to each Covered Fund set forth on Schedule A on the date hereof and as to any other Fund on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to each Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC II Board of Trustees or a majority of the Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to a Covered Fund. VALIC agrees to give the SUB-ADVISER prompt notice in the event of termination of the Investment Advisory Agreement. This Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC II Board of Trustees or by vote of the holders of a majority of the Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC (i) without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER, without payment of any penalty, may terminate this Agreement at any time or preclude its renewal on not more than 60 days’ or less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

7.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in the SUB-ADVISER’s performance of services under this Agreement, provided that no such person serves or acts as an investment adviser independent of the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such person will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to any such person.

The SUB-ADVISER agrees that all books and records which it maintains for a Covered Fund are the property of the Covered Fund. The SUB-ADVISER also agrees upon request of VALIC or VC II, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder, provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation, or its or its parent company’s policies and procedures relating to the retention of records. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to a Covered Fund required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has furnished the SUB-ADVISER copies of each Covered Fund’s prospectus and statement of additional information, the Charter Documents, and any applicable policies and procedures adopted by the VC II Board of Trustees, as currently in effect, and VALIC also agrees, for so long as this Agreement remains in effect, to furnish to the SUB-ADVISER copies of any amendments or supplements thereto, and any new policies and procedures, before or at the time the amendments, supplements or policies and procedures become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

VALIC shall provide on an on-going basis a list of all publicly traded affiliates of the VALIC and each Covered Fund that may not be purchased by a Covered Fund and a list of all brokers and underwriters affiliated with VALIC or a Covered Fund and shall provide the SUB-ADVISER with prompt written notice of all changes to such list.

The SUB-ADVISER is authorized to honor, rely on and act on any notice, instruction or confirmation given by VALIC on behalf of a Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such notice, instruction, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to submit for preapproval to the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Funds or the public that refer in any way to the SUB-ADVISER. The

SUB-ADVISER agrees to review and respond in writing with comments or approval within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof, and if written approval or comments are not received within such time period then the use of such documents or materials shall be presumed approved by the SUB-ADVISER. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER’s name and/or logo as soon as practicable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

VALIC agrees to provide to the SUB-ADVISER in writing a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt written notice of all changes to such list and related details.

VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete any annual due diligence of VALIC, VC II and each Covered Fund. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV Part II, and furnish to the SUB-ADVISER any annual amendment to its Form ADV promptly after filing such amendment with the SEC.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

In addition to the indemnification set forth in Section 4 of this Agreement, VALIC agrees to indemnify and hold harmless the SUB-ADVISER (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (i) any failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements or sales literature, pertaining to the Funds, except insofar as any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER or its affiliates.

The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any registration statement, proxy materials, advertisements or sales literature, pertaining to a Covered Fund to the extent any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER to VALIC for the express purpose of inclusion in such materials.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or the SUB-ADVISER (an “Indemnified Party”) under this Section 7 of notice of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement; but the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and the Indemnified Party notified the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such

Indemnified Party. After receiving notice from the Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination or preclusion of renewal of this Agreement.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delayed or defective performance arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to the SUB-ADVISER:
Attn: Kurt Bernlohr	Attn: President
2919 Allen Parkway, L14-25	500 Boylston Street
Houston, Texas 77019	Boston, MA 02116
Tel: (713) 831-6133	(617) 954-5000
Fax: (713) 831-8953

With a copy to:	With a copy to:
Attn: Nori L. Gabert, Esq.	Attn: General Counsel
2919 Allen Parkway, L3-20	500 Boylston Street
Houston, Texas 77019	Boston, MA 02116
Tel: (713) 831-5165	(617) 954-5000
Fax: (713) 831-2258

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ Kurt W. Bernlohr
Name: Kurt W. Bernlohr
Title: Senior Vice President

ATTEST: /s/ Shana L. Walker
NAME: Shana L. Walker

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ Robert J. Manning
Name: Robert J. Manning
Title: Chief Executive Officer

ATTEST: /s/ Brian Langenfeld
NAME: Brian Langenfeld

SCHEDULE A

(Effective June 20, 2012)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

International Opportunities Fund	0.60% on first $50 million; 0.55% on the next $50 million; and 0.50% on assets above $100 million.

VALIC COMPANY II

2929 Allen Parkway

Houston, Texas 77019

International Opportunities Fund

(formerly, International Small Cap Equity Fund)

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

https://www.valic.com/Information-Statements_3240_442209.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding a change in sub-adviser of the International Opportunities Fund is now available at the website referenced above. The Fund is a series of VALIC Company II (“VC II”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access VALIC’s website to review a complete copy of the Information Statement, which contains important information about the change in sub-advisers.

As discussed in the Information Statement, on April 30 – May 1, 2012, the Board of Trustees of VC II approved the appointment of Massachusetts Financial Services Company (“MFS”) as a new sub-adviser to the Fund, replacing Invesco Advisers, Inc. (“Invesco”). The Board also approved the termination of Invesco as an existing sub-adviser of the Fund. MFS began managing the Fund on June 20, 2012.

VC II has received an exemptive order from the Securities and Exchange Commission which allows the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. As required by this exemptive order, the Fund is required to provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 14, 2012, to all participants within a variable annuity or variable life insurance contract or a qualified employer-sponsored retirement plan or individual retirement account who were invested in the Fund as of the close of business on June 30, 2012. A copy of the Information Statement will remain on VALIC’s website until at least September 30, 2013, and shareholders can request a complete copy of the Information Statement until September 30, 2013.

You can obtain a paper or email copy of the complete Information Statement, without charge, by contacting VALIC Client Services at 1-800-448-2542, or by sending an email to Forms.Request@valic.com. Please note, however, that you will not receive a paper or email copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.